SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 1999 (March 7, 1999)
                                                  ------------------------------


                        BROWNING-FERRIS INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                             1-6805                        74-1673682
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(State or Other              (Commission File Number)             IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                    Number


747 N. Eldridge, Houston, Texas                                      77079
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (281) 870-8100
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.  Other Events.

                  On March 8, 1999, Browning-Ferris Industries, Inc. ("Browning-Ferris") and Allied Waste Industries, Inc. ("Allied Waste") announced that they have entered into an Agreement and Plan of Merger, dated as of March 7, 1999 (the "Merger Agreement"), pursuant to which AWIN I Acquisition Corporation, a newly formed wholly owned subsidiary of Allied Waste, will be merged with and into Browning-Ferris.

                  The Merger Agreement and the joint press release announcing the entering into of the Merger Agreement are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to exhibit 2 hereof.

Item 7. Exhibits.

           2. Merger Agreement and Plan of Merger, dated as of March 7, 1999, among Browning-Ferris Industries, Inc., Allied Waste Industries, Inc., and AWIN I Acquisition Corporation.

           99. Browning-Ferris Industries, Inc. and Allied Waste Industries, Inc. Joint Press Release dated March 8, 1999.



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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 15, 1999

                                           BROWNING-FERRIS INDUSTRIES, INC.



                                           By  /s/ Jeffrey Curtiss
                                              ----------------------------------
                                              Name:  Jeffrey Curtiss
                                              Title: Senior Vice President and
                                                       Chief Financial Officer












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

                                  EXHIBIT LIST
                                  ------------

   2. Merger Agreement, and Plan of Merger, dated as of March 7, 1999, among Browning-Ferris Industries, Inc., Allied Waste Industries, Inc., and AWIN I Acquisition Corporation.

   99. Browning-Ferris Industries, Inc. and Allied Waste Industries, Inc. Joint Press Release dated March 8, 1999.













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